Q4 2023 Earnings Exhibit 99.3 January 12, 2024 Earnings Release Supplement

Institutional Equity Multi-asset Alternatives Institutional Fixed Income Alternatives Retail Equity Fixed Income Retail ETFs ETFs Active Active ETFs ETFs Index Index Americas Americas EMEA EMEA Asia-Pacific Asia-Pacific Cash Cash Cash Cash Multi-asset A broadly diversified business across clients, products and geographies Base fees include investment advisory, administration fees and securities lending revenue. Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $10.0 trillion at December 31, 2023 Q4 2023 Base Fees and Securities Lending Revenue of $3.6 billion

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term LTM organic asset growth rate (%) LTM organic base fee growth rate (%) LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. LTM organic base fee growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. Totals may not add due to rounding. 2 1% Institutional Active Institutional Index 8% 2% (2)% (3)% (2)% (2)% ETFs 6% 11% 10% 9% 8% 7% 6% 7% 7% 5% 4% 3% 3% 4% 4% 1% 5% 2% 0% 0% 0% 1% Long-term Cash Advisory 6% 5% 11% 8% (1)% 2% 3% 4% 4% 5% 5% 3% 1% 3% 4% 12%

Profitability ($ in millions, except per share data) For further information and reconciliations to GAAP, see page 13 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Beginning in the first quarter of 2023, the Company updated its definitions of operating income, as adjusted, operating margin, as adjusted, nonoperating income (expense), as adjusted, and net income attributable to BlackRock, Inc. as adjusted, to exclude the compensation expense related to the market valuation changes on certain deferred cash compensation plans, and the related gain (loss) on the economic hedge of these deferred cash compensation plans. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Capital management (amounts in millions, except per share data) (1) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted-average diluted shares Share repurchases(1) Weighted-average diluted shares 4 Dividends per share

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index is calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The performance information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5

Quarterly revenue ($ in millions) $294 $109 Q4 2023 compared to Q4 2022 Q4 2023 compared to Q3 2023 6               Percentage Change Year-over-Year Sequential Base fees 6% (2) % Securities lending revenue 13% (6) % Performance fees 36% 344 % Technology services revenue 7% (7) % Distribution fees (4) % (6) % Advisory and other revenue (23) % (23) % Total 7%   2%

$206 $(76) Q4 2023 compared to Q4 2022 Q4 2023 compared to Q3 2023 Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) 7

Quarterly expense, as adjusted ($ in millions) $155 $84 Q4 2023 compared to Q4 2022 Q4 2023 compared to Q3 2023 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits 3% 4 % Distribution & servicing costs 1% (5) % Direct fund expense 16% (10) % Product launch costs (100) % - % General & administration(1) 11% 16 % Total 6%   3 %   For further information and reconciliations to GAAP, see page 13 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Amounts exclude product launch costs in Q4 2022, which are presented separately.

$(14) 2023 compared to 2022 9         Percentage Change Year-over-Year Base fees (1) % Securities lending revenue 13 % Performance fees 8 % Technology services revenue 9 % Distribution fees (9) % Advisory and other revenue (2) % Total - %   Full year revenue ($ in millions)

Full year investment advisory, administration fees and securities lending revenue ($ in millions) $(52) 2023 compared to 2022 10

Full year expense, as adjusted ($ in millions) $104 2023 compared to 2022 11         Percentage Change Year-over-Year Employee comp. & benefits 1 % Distribution & servicing costs (6) % Direct fund expense 9 % Product launch costs (100) % General & administration(1) 4 % Total 1 %   For further information and reconciliations to GAAP, see page 13 of this earnings release supplement, notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Amounts exclude product launch costs in 2022, which are presented separately.

Alternatives client assets ($ in billions, as of December 31, 2023) Definitions: Client Assets: Alternatives assets at BlackRock across AUM and non-fee paying committed capital Fee Paying AUM: Assets reported in BlackRock’s AUM. Includes both invested capital and committed capital that is fee-paying in its commitment stage Non-Fee Paying Commitments: Uninvested commitments, which are currently non-fee paying and are not included in AUM. These commitments are expected to generate fees and will be counted in AUM and flows as the capital is deployed over time Liquid Alternatives: Includes hedge funds and hedge fund solutions (funds of funds) Liquid Credit: Active liquid credit strategies (such as high yield, bank loans, and collateralized loans) included in fixed income AUM Totals may not add due to rounding.

Reconciliation between GAAP and as adjusted ($ in millions) Beginning in the first quarter of 2023, the Company updated its definition of operating income, as adjusted, operating margin, as adjusted, nonoperating income (expense), as adjusted, and net income, as adjusted, to exclude the compensation expense related to the market valuation changes on certain deferred cash compensation plans, and the related gain (loss) on the economic hedge of these deferred cash compensation plans. Non-GAAP adjustments include amounts related to (i) net impact of compensation expense and hedge (gain) loss on deferred cash compensation plans, (ii) amortization of intangible assets, (iii) acquisition-related compensation costs, (iv) acquisition-related transaction costs, (v) contingent consideration fair value adjustments, (vi) Lease costs – New York, (vii) net income (loss) attributable to noncontrolling interests, (viii) a reduction of indemnification asset, (ix) a restructuring charge and (x) noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) to the condensed consolidated statements of income and supplemental information in the current earnings release, as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the acquisition of Global Infrastructure Partners (the “GIP Transaction”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the GIP Transaction; (8) risks related to the GIP Transaction, including the expected closing date of the GIP Transaction, the possibility that the GIP Transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions, the possibility that expected synergies and value creation from the GIP Transaction will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions from the GIP Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of AI; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of the Company; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 13 of this earnings release supplement, our current earnings release dated January 12, 2024, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com.